Exhibit 99.1

NASDAQ: ONDS www.ondas.com | www.omnisys.co.il ABOUT OMNISYS Omnisys is a leading global provider of combat - proven optimization software for multi - mission and multi - domain defense planning and real - time decision - making. The company has maintained a long - standing track record of profitable operations without reliance on external capital. At the core of Omnisys' offering is the Battle Resource Optimization (BRO) platform — a modular, scalable, and vendor - agnostic software suite that integrates data from multiple sensors, platforms, and C2 systems, applying advanced AI and operations research to generate optimized courses of action in real time. BRO supports the full operational cycle: pre - mission planning, in - mission dynamic adaptation, and post - mission debriefing. TRANSACTION INSIGHTS Expands Ondas into AI - enabled battlefield software based on one of the most combat proven technology Adds a proven, revenue generating AI software platform to the Ondas technologies Establishes BRO as a central mission optimization layer across all Ondas systems Transitions Ondas to a full systems of systems orchestrator, and will integrate to US defense system Omnisys expects more than $100 million in revenue, with high margins over the course of 2026 and 2027 ONDAS ACQUIRES OMNISYS Adding AI - Powered Mission and Battlefield Management & Optimization Capabilities Ondas Inc. (NASDAQ: ONDS) acquires 100% of Omnisys Ltd., an Israeli developer of AI - powered Battle Resource Optimization (BRO) software for multi - mission and multi - domain defense planning and real - time operational decision - making. Omnisys brings combat - proven performance and a global customer base spanning NATO and allied defense organizations. The acquisition will establish BRO as a central mission optimization and orchestration layer across Ondas portfolio system transitioning the Company from a platform provider into a fully integrated, software - driven systems of systems operator.

NASDAQ: ONDS INTEGRATION WITHIN ONDAS AUTONOMOUS SYSTEMS Omnisys BRO is expected to operate as the intelligent command layer across Ondas's systems of systems architecture, enabling closed - loop sense - decide - act operations spanning ISR, strike, electronic warfare, and air defense missions. Forward - Looking Statements Statements made in this fact sheet that are not statements of historical or current facts are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including the risks discussed in our most recent Annual Report on Form 10 - K and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law. www.ondas.com | www.omnisys.co.il BRO CORE TECHNOLOGY PLATFORM The Battle Resource Optimization (BRO) platform is Omnisys' proprietary AI - driven software suite for multi - domain, multi - mission defense planning and execution. BRO operates as an intelligent orchestration layer above existing C2 systems, integrating data from sensors, platforms, and command systems into a unified operational picture — then applying AI and operations research to generate optimized courses of action in real time. Pre - Mission: Optimal force build - up, asset positioning, and CONOPS planning In - Mission: Real - time recommendations and dynamic resource reallocation Post - Mission: Automated debriefing, analysis, and lessons - learned reporting Vendor - Agnostic: Integrates with any US defense systems Multi - Domain: Space · Air · Sea · Land · Spectrum — all within a single platform BRO MISSION APPLICATIONS Optimizes multi - layer Ground - Based Air Defense (GBAD) and Counter - UAS operations. Supports multi domain sensors, GBAD Multi Tier defense effectors and fighter aircraft in coordinated real - time engagements. Deployed operationally at dense battle field operations. Scales from single - battery tactical deployment to national - level multi - layer defense. BRO - AD Air Defense & C - UAS Provides real - time spectrum management (NAVWAR), ELINT mission planning, and intelligence - gathering optimization. Enables multi - sensor fusion for full situational awareness across complex electromagnetic environments. Supports planning, execution, and debriefing of EW and intelligence missions at tactical and operational levels. BRO - EW / BRO - IG Electronic Warfare & ISR Optimizes radar and sensor placement for air surveillance and border protection missions. AI - driven threat detection, resource allocation, and loitering munition coordination across national borders and critical infrastructure. Deployable on ruggedized field hardware for tactical operations. BRO - AS / BRO - Border Air Surveillance & Border Security